Offerings - Offering: 1	Aug. 13, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	4.800% Notes due 2029
Amount Registered | shares	650,000,000
Proposed Maximum Offering Price per Unit	99.968
Maximum Aggregate Offering Price	$ 649,792,000
Fee Rate	0.01476%
Amount of Registration Fee	$ 95,909.3